EXECUTION VERSION

FIRST AMENDMENT TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

THIS FIRST AMENDMENT TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this
“First Amendment”) dated as of March 5, 2018 is by and among Alexander & Baldwin, LLC, a Delaware limited liability company (the “Company”), Alexander & Baldwin, LLC, Series R (“Series R”), Alexander & Baldwin, LLC, Series T (“Series T”), Alexander & Baldwin, LLC, Series M (“Series M” and together with the Company, Series R and Series T, the “Co-Issuers”), Alexander & Baldwin, Inc., a Hawaii corporation (“Holdings”), each other Guarantor (as defined in the Note Purchase Agreement defined below) which is a signatory to this First Amendment, AIG Asset Management (U.S.), LLC, a Delaware limited liability company (“AIG”), and each of the holders of the Series 2017-1 Notes referred to below that is a signatory to this First Amendment (collectively, the “Noteholders”). The Co-Issuers, Holdings and the other Guarantors are collectively referred to herein as the “Credit Parties.”

RECITALS:

A.The Credit Parties, AIG and the Noteholders have heretofore entered into a Note Purchase and Private Shelf Agreement dated December 20, 2017 (the “Note Purchase Agreement”), relating to the issue and sale from time to time by the Co-Issuers of their senior promissory notes, including the issue and sale on December 20, 2017 of the $25,000,000 4.30% Series 2017-1 Senior Notes, due December 20, 2029 (the “Series 2017-1 Notes”).

B.The Credit Parties, AIG and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D.All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS.

Section 1.1.    Subclause (c) paragraph 1B(2) of the Note Purchase Agreement shall be and is hereby amended and restated as follows:

(c) the aggregate principal amount of all Shelf Notes of additional Series that may be issued hereunder is $75,000,000 (the “Maximum Shelf Facility Amount”);

Section 1.2.    Paragraph 10B of the Note Purchase Agreement shall be and is hereby amended by amending and restating the following term:

“Series Joinder Agreements” means each Series Joinder Agreement which the Co-Issuers and any new LLC Series executes and delivers pursuant to the requirements of paragraph 5G, joining such LLC Series to this Agreement as a Co-Issuer for the benefit of the holders of the Notes (provided that each new LLC Series shall be bound by paragraph 12S of this Agreement).

Section 1.3.    Paragraph 10B of the Note Purchase Agreement shall be and is hereby amended by inserting the following new definition in its proper alphabetical order:

“Obligations” is defined in paragraph 12S.

Section 1.4.    The Note Purchase Agreement shall be and is hereby amended be inserting the following new paragraph 12S in its proper numerical order:

12S. Concerning Joint and Several Liability of the Company and the LLC Series.

(a)Each of the Company, Series R, Series T, Series M, and each LLC Series which hereafter may execute and deliver a Series Joinder Agreement pursuant to the requirements of paragraph 5G(ii) is accepting joint and several liability hereunder and in respect of the Notes in consideration of the financial accommodations provided and to be provided by the holders of the Notes, for the mutual benefit, directly and indirectly, of each of the Co-Issuers and in consideration of the undertakings of each of the other Co-Issuers to accept joint and several liability for the obligations of each of them.

(b)Each of the Co-Issuers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Co-Issuers with respect to the payment and performance of all of the Obligations arising under this Agreement, the Notes and the other Transaction Documents, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Co-Issuers without preferences or distinction among them. As used in this paragraph 12S, the term

“Obligations” shall mean all loans, advances, debts, liabilities and obligations, for monetary amounts or otherwise, from time to time owing by any of the Co-Issuers to the holders of the Notes or to be performed by any of the Co-Issuers in connection with this Agreement, the Notes and the other Transaction Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or instrument, arising under or in respect of this Agreement, the Notes or the other Transaction Documents (it being understood that this term includes all principal, interest (including interest that accrues after the commencement by or against any of the Co-Issuers of any action under bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect), the Make-Whole Amount, if any, premium or other prepayment consideration, fees, expenses, costs or other sums (including all fees and disbursements of any law firm or other external counsel) chargeable to the Co-Issuers under this Agreement, the Notes or the other Transaction Documents).

(c)If and to the extent that a Co-Issuer shall fail to make any payment with respect to any of the Obligations hereunder as and when due or to perform any of such Obligations in accordance with the terms thereof, then in each such event, the other Co-Issuers will make such payment with respect to, or perform, such Obligation.

(d)The obligations of each Co-Issuer under this paragraph 12S constitute full recourse obligations of such Co-Issuer, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement as against any other Co-Issuer or any other circumstances whatsoever that would impair the rights of any holder of a Note as against any other Co-Issuer.

(e)Except as otherwise expressly provided herein, each Co-Issuer hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Agreement), or of any demand for any payment under this Agreement, the Notes or any other Transaction Document, notice of any action at any time taken or omitted by any holder of a Note under or in respect of any of the

Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement, the Notes or any other Transaction Document. Each Co-Issuer hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the holders of the Notes at any time or times in respect of any default by any Co-Issuer in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the holders of the Notes in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Co-Issuer. Without limiting the generality of the foregoing, each Co-Issuer assents to any other action or delay in acting or any failure to act on the part of the holders of the Notes, including any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this paragraph 12S, afford grounds for terminating, discharging or relieving such Co-Issuer, in whole or in part, from any of its obligations under this paragraph 12S, it being the intention of each Co-Issuer that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Co-Issuer under this paragraph 12S shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Co-Issuer under this paragraph 12S shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Co-Issuer or the holders of the Notes. The joint and several liability of the Co-Issuers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Co-Issuer or the holders of the Notes.

(f)The provisions of this paragraph 12S are made for the benefit of the Purchasers and their respective successors, transferees and assigns, and may be enforced by any such Person from time to time against any of the Co-Issuers as often as occasion therefor may arise and without requirement on the part of any holder of a Note first to marshal any of its claims or to exercise any of its rights against any other Co-Issuer or to exhaust any remedies available to it against any other Co-Issuer or to resort to any other source or means of obtaining payment of any of the Obligations or to elect any other remedy. The provisions of this paragraph 12S shall remain in effect until all the Obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the holders of the Notes upon the insolvency, bankruptcy or reorganization of any of the Co-Issuers, or otherwise, the provisions of this paragraph 12S will forthwith be reinstated and in effect as though such payment had not been made.

(g)Each Co-Issuer hereby agrees that, to the extent that a Co-Issuer shall have paid an amount hereunder to any holder of a Note that is greater than the net value of the benefits received, directly or indirectly, by such paying Co-Issuer as a result of the issuance and sale of the Notes, such paying Co-Issuer shall be entitled to contribution from each other Co-Issuer that has not paid its proportionate share, based on benefits received as a result of the issuance and sale of the Notes. Any amount payable as a contribution under this paragraph 12S(g) shall be determined as of the date of which the related payment or distribution is made by the Co-Issuer seeking contribution, and each of the Co-Issuer acknowledges that the light to contribution hereunder shall constitute an asset of such Co-Issuer to which such contribution is owed. Notwithstanding the foregoing, the provisions of this paragraph 12S(g) shall in no respect limit the obligations and liabilities of any Co-Issuer to the holders of the Notes hereunder or under any other Transaction Document, and each Co-Issuer shall remain liable for the full payment and performance of the Obligations. Any indebtedness or other obligations of the other Co-Issuers now or hereafter held by or owing to any Co-Issuer is hereby subordinated in time and right of payment to all indebtedness or other obligation of the other Co-Issuers owed during the continuation of an Event of Default to any or all of the holders of the Notes under the Notes, this Agreement or any other Transaction Document.

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES.

Section 2.1. To induce AIG and the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), each of the Credit Parties, jointly and severally, represent and warrant to AIG and the Noteholders that:

(a)this First Amendment has been duly authorized, executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation, contract and agreement of each Credit Party enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

(b)the Note Purchase Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of each Credit Party enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

(c)the execution, delivery and performance by each Credit Party of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, equity-holder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, each Principal Credit Facility, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c); and

(d)as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

(e)all the representations and warranties contained in Paragraph 8 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made on and as of the date hereof.

SECTION 3.    CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

Section 3.1.    This First Amendment shall not become effective until, and shall become effective when:

(a)executed counterparts of this First Amendment, duly executed by the Credit Parties, AIG and the Noteholders, shall have been delivered to AIG and the Noteholders;

(b)the Noteholders shall have received copies of the resolutions of the Board of Directors of each of the Credit Parties authorizing the execution, delivery and performance by such Credit Party of this First Amendment, certified by a Secretary or an Assistant Secretary; and

(c)the representations and warranties of the Credit Parties set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof (and execution of this First Amendment by each Credit Party shall constitute its certification of the same).

Upon receipt or satisfaction of all of the foregoing, this First Amendment shall become effective. SECTION 4.    MISCELLANEOUS.
Section 4.1.    Holdings and each Co-Issuer agree to pay upon demand, the reasonable fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Section 4.2. This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Series 2017-1 Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.3. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.4. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.5. This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice of law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

The execution hereof by you shall constitute a contract between us for the uses and purposes herein above set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

Co-Issuers:

Alexander & Baldwin, LLC
By:	/s/ James E. Mead
	Name:	James E. Mead
	Title:	Authorized Signatory

By:	/s/ Nelson N. S. Chun
	Name:	Nelson N. S. Chun
	Title:	Authorized Signatory

Alexander & Baldwin, LLC, Series R
By:	/s/ James E. Mead
	Name:	James E. Mead
	Title:	Chief Financial Officer

By:	/s/ Nelson N. S. Chun
	Name:	Nelson N. S. Chun
	Title:	Senior Vice President and Chief Legal Officer
[First Amendment to 2017 Note Purchase and Private Shelf Agreement]

Alexander & Baldwin, LLC, Series T
By:	/s/ James E. Mead
	Name:	James E. Mead
	Title:	Chief Financial Officer

By:	/s/ Nelson N. S. Chun
	Name:	Nelson N. S. Chun
	Title:	Senior Vice President and Chief Legal Officer

Alexander & Baldwin, LLC, Series M
By:	/s/ Christopher J. Benjamin
	Name:	Christopher J. Benjamin
	Title:	President, Chief Executive Officer, Secretary & Treasurer

[First Amendment to 2017 Note Purchase and Private Shelf Agreement]

Holdings:

Alexander & Baldwin, Inc.
By:	/s/ James E. Mead
	Name:	James E. Mead
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Nelson N. S. Chun
	Name:	Nelson N. S. Chun
	Title:	Executive Vice President and Chief Legal Officer

[First Amendment to 2017 Note Purchase and Private Shelf Agreement]

Guarantors:

Alexander & Baldwin, Inc.
By:	/s/ James E. Mead
	Name:	James E. Mead
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Nelson N. S. Chun
	Name:	Nelson N. S. Chun
	Title:	Executive Vice President and Chief Legal Officer

Alexander & Baldwin Investments, Inc.
By:	/s/ James E. Mead
	Name:	James E. Mead
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Nelson N. S. Chun
	Name:	Nelson N. S. Chun
	Title:	Senior Vice President and Chief Legal Officer

Grace Pacific LLC
By:	/s/ James E. Mead
	Name:	James E. Mead
	Title:	Chief Financial Officer

By:	/s/ Nelson N. S. Chun
	Name:	Nelson N. S. Chun
	Title:	Vice President
[First Amendment to 2017 Note Purchase and Private Shelf Agreement]

A&B II, LLC
By:	/s/ James E. Mead
	Name:	James E. Mead
	Title:	Chief Financial Officer

By:	/s/ Nelson N. S. Chun
	Name:	Nelson N. S. Chun
	Title:	Vice President
[First Amendment to 2017 Note Purchase and Private Shelf Agreement]

The foregoing Agreement is hereby accepted as of the date first above written.

AIG Asset Management (U.S.), LLC
By:	/s/ Byron Douglass
	Name:	Byron Douglass
	Title:	Vice President

Noteholders:
The United States Life Insurance Company in the City of New York
The Variable Annuity Life Insurance Company
By:	AIG Asset Management (U.S.), LLC, as Investment Adviser
By:	/s/ Byron Douglass
	Name:	Byron Douglass
	Title:	Vice President

[First Amendment to 2017 Note Purchase and Private Shelf Agreement]